UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 5, 2012


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


         Colorado                     001-35245               20-2835920
   ---------------------          ----------------         -----------------
(State or other jurisdiction    (Commission File No.)     (IRS Employer of
                                                           Identification No.)




                                20203 Highway 60
                           Platteville, Colorado 80651
               --------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073
                                                           --------------

                                       N/A
                         ------------------------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Explanatory Note: On December 7, 2012, Synergy Resources Corporation ("Synergy" or the "Company") filed a Current Report on Form 8-K (the "Initial Form 8-K") to report the completion of the acquisition of certain oil and gas properties from Orr Energy, LLC ("Orr"), a Colorado limited liability company. This amendment to the Initial Form 8-K amends and supplements Item 9.01 of the Initial Form 8-K to provide the historical financial statements and pro forma financial information that were not filed with the Initial Form 8-K and that are permitted to be filed by this amendment.

Item 9.01 Financial Statement and Exhibits.

(a) Financial statements of business acquired

Attached hereto as Exhibit 99.1 are the following:

     o    Independent Auditor's Report from EKS&H LLLP;

     o Audited Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2011, 2010, and 2009;

     o Unaudited Statements of Revenues and Direct Operating Expenses for the nine months ended September 30, 2012 and 2011;

     o Notes to the Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2011, 2010, and 2009 and the nine months ended September 30, 2012 and 2011; and

     o Unaudited Supplemental Oil and Gas Reserve Information as of December 31, 2011, 2010, and 2009.

(b) Pro forma financial information

Attached hereto as Exhibit 99.2 are the Unaudited Pro Forma  Condensed  Combined
Balance Sheet as of November 30, 2012, Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve months ended August 31, 2012 and three months ended November 30, 2012, and the related notes showing the pro forma effects of the Company's acquisition of the Orr Energy Assets.

(d) Exhibits:

Exhibit No.

Exhibit No.         Description
-----------------   ------------------------------------------------------------
99.1*               Historical financial information
99.2*               Pro forma financial information

* Filed herewith

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYNERGY RESOURCES CORPORATION


    Date: February 13, 2013            By: /s/ Frank L. Jennings
                                          -----------------------------------
                                          Frank L. Jennings, Principal Financial
                                          and Accounting Officer